                                                                  Exhibit 10.19


                TRADEMARK LICENSE AGREEMENT (RV PRODUCTS) (U.S.)

            This Trademark License Agreement ("License Agreement") is made on the 1 day of May, 1991, by and between The Coleman Company, Inc., a Kansas corporation ("Licensor"), and Coleman R.V. Products, Inc., a Delaware corporation (hereinafter "Licensee" or "RV Products").

            WHEREAS, CF Acquisition Corp. and RV Products Holding Corp., each a Delaware corporation (collectively, "Buyer") and Licensor's Affiliates, RV Acquisition Corp. and MacAndrews & Forbes Holdings, Inc., are parties to a certain Purchase Agreement dated as of April 30, 1991 (the "Purchase Agreement"), pursuant to which, among other things, Buyer has acquired all of the outstanding capital stock of Licensor's former Affiliates RV Products and Coleman Faulkner, Inc. (capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement); and

            WHEREAS, as part of the August, 1990 Transfer, Licensor assigned certain trademarks to Licensee which trademarks have been reassigned to Licensor as of the date hereof pursuant to the RV Products Trademark Reassignment dated as of the date hereof; and

            WHEREAS, Licensor owns and uses certain trademarks as defined in
Section 1.1 hereof (the "Trademarks"), which
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Trademarks are associated with products of the highest quality; and

            WHEREAS, Licensee desires to obtain a license to use the Trademarks on and in conjunction with the manufacture, sale, distribution and advertising in the United States of Licensed Products (as hereinafter defined);

            NOW, THEREFORE, the parties hereto, in consideration of the mutual agreements herein contained and promises herein expressed, and for other good and valuable consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

      1. Definitions.

            1.1 "Coleman in Script" shall mean the name Coleman in script letters, as illustrated in Exhibit A hereto, as used on RV Air Conditioners by RV Products prior to the Closing Date.

            1.2 "Coleman Name" shall mean U.S. Registration Number 973,159, "Coleman," as illustrated in Exhibit B hereto.

            1.3 "Coleman Parallelogram" shall mean U.S. Registration Number 972,133, "Coleman Parallelogram with Lantern Logo," as illustrated in Exhibit C hereto.

            1.4 "Composite Trademarks" shall mean a composite trademark in which the Coleman Name or Coleman in Script is the first name and a trademark which is a surname distinct from the Coleman Name is the second name, subject in all cases to the following conditions and limitations: (a) Licensor hereby agrees that "Mach" or "Faulkner" may be the second name in the
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Composite Trademarks, provided that if "Mach" is used a hyphen shall appear between the Coleman Name or Coleman in Script and "Mach," and provided further that if at any time Licensee desires to replace "Mach" or "Faulkner" it may do so with Licensor's prior written consent with a replacement which is a surname which is distinct from the Coleman Name; (b) the Coleman Name or Coleman in Script, as the case may be, as it is used in the Composite Trademarks, shall be different and distinct from the typeface, typesize, style and color of the Coleman Name and the Coleman Parallelogram as they are used by Licensor on the date hereof; (c) the Coleman Name or Coleman in Script, as the case may be, and "Mach," "Faulkner" or such other distinct surname shall appear in the same typeface, style and color when used in the Composite Trademarks; and (d) "Mach," "Faulkner" or such other surname shall be more prominent than the Coleman Name when used in the Composite Trademarks.

            1.5 "Licensed Products" shall mean (A) RV Air Conditioners and (B) New Products.

            1.6 "Licensed Territory" shall mean the United States and "Foreign Territories" as defined in and subject to the terms and conditions of Section 2.3(d).

            1.7 "New Products" shall mean leveling and stabilizing systems, built-in, heating systems, built-in cook stoves, water heaters, water pumps, fittings, pipes, wiring systems, antennas, ice makers, steps and chairs, in each case intended for permanent attachment to or installation or use in or on Recreational Vehicles.
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            1.8 "Recreational Vehicles" shall mean a vehicle primarily designed for recreational, camping, travel or seasonal use which is self-propelled or is mounted on or towed by another vehicle, including, without limitation, motor homes, truck campers, folding campers, travel trailers, van conversions and other like towed or self-propelled recreational vehicles.

            1.9 "RV Air Conditioners" shall mean the electric air conditioning equipment and thermostats, controls and other accessories for use therewith, in each case intended for permanent attachment to or installation or use in or on Recreational Vehicles.

            1.10 "Trademarks" shall mean the Coleman Name, Coleman Parallelogram and Coleman in Script.

      2. Grant of License; Royalty.

            2.1 For the term specified in Section 5 hereof, Licensor hereby grants to Licensee an exclusive paid up license to use (a) the Trademarks and the Composite Trademarks in connection with the manufacture, sale, distribution and advertising of RV Air Conditioners in the Licensed Territory, and (b) the Coleman Name and Coleman in Script as part of the Composite Trademarks in connection with the manufacture, sale, distribution and advertising of Licensed Products in the Licensed Territory; provided that Licensor makes no representation or warranty as to the right to use the Trademarks and the Composite Trademarks on any New Products and
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provided further that this License Agreement expressly excludes the right to use any of the Trademarks or the Composite Trademarks in connection with heating and air conditioning equipment for manufactured and site-built residential housing and heating and air conditioning products for light commercial use having up to ten tons capacity (in the case of compressor bearing products, such as air conditioners and heat pumps) or ratings of up to 225,000 BTUs (in the case of furnaces and like heating products), which rights have been granted to Evcon pursuant to a certain Trademark License Agreement (U.S.) dated February 2, 1990, between Coleman and Evcon.

            2.2 Licensee shall not have the right to use any of the Trademarks as all or part of a corporate name, partnership name or name of any other Person.

            2.3 Licensee shall have the right to use the Trademarks only in the manner and to the extent specifically permitted by this License Agreement. Without limiting the foregoing:

                  (a) Except as otherwise provided herein, Licensee shall not have the right to use any variation of the Trademarks without Licensor's written approval, which approval shall be within Licensor's sole discretion; provided, however, that during the term provided in subsection 5.1(b) hereof, Licensee may use any variation of the Coleman Name and Coleman in Script in connection with RV Air Conditioners (provided such variation will not adversely affect either of such Trademarks or impair the validity, enforceability and/or right of Licensor

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to use any of such Trademarks), with Licensor's written approval, which approval shall not be unreasonably withheld. In the event that Licensor approves the use of any variation of the Coleman Name or Coleman in Script, such approved variation shall become a Trademark owned by Licensor and governed by the terms of this License Agreement;

                  (b) Licensee shall not cojoin or use the Trademarks with any other trademark or trade name without Licensor's written approval, which approval shall be within Licensor's sole discretion, except that:

                        (i) during the term provided in subsection 5.1(c) of this License Agreement, Licensee may, with respect to the Licensed Products, use the Coleman Name or Coleman in Script as the initial name in the Composite Trademarks;

                        (ii) (A) during the term provided in subsection 5.1(a) of this License Agreement, Licensee may use the Coleman Parallelogram in connection with RV Air Conditioners in conjunction with any of the RV Products Intangible Rights listed in Section 3.10 of the Disclosure Schedules to the Purchase Agreement; (B) during the term provided in subsection 5.1(b) of this License Agreement, Licensee may use the Coleman Name and Coleman in Script in connection with RV Air Conditioners in conjunction with any of the RV Products Intangible Rights listed in Section 3.10 of the Disclosure Schedules to the Purchase Agreement; and (C) during the term provided in subsection 5.1(c) of this License Agreement, Licensee may use the Coleman Name and Coleman in
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Script as part of the Composite Trademarks in connection with all Licensed
Products in conjunction with any of the RV Products Intangible Rights listed in
Section 3.10 of the Disclosure Schedule to the Purchase Agreement;

                  (c) (i) Licensee shall not have the right to manufacture, sell, offer to sell, distribute or advertise any product other than RV Air Conditioners under or in association with the Trademarks;

                        (ii) Licensee shall not have the right to manufacture, sell, offer to sell, distribute or advertise any product other than Licensed Products under or in association with the Composite Trademarks; and

                  (d) Licensee shall not manufacture, sell, offer to sell, distribute or advertise outside the Licensed Territory any products that are identified by the Trademarks; provided, however, that Licensee shall be permitted to manufacture, sell, distribute or advertise RV Air Conditioners that are identified by the Trademarks and Licensed Products that are identified by the Composite Trademarks in and/or to export the same to the overseas markets in which RV Air Conditioners have heretofore been sold (the "Existing Foreign Territories") and to other foreign markets (the "New Foreign Territories") (collectively, the "Foreign Territories"), upon the terms and subject to the conditions of this License Agreement, provided such use shall not adversely affect the Trademarks or impair the right of Licensor to use the Trademarks in any of such Foreign Territories, and further provided that, with respect to the use
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of the Trademarks and the Composite Trademarks in New Foreign Territories,
Licensor shall be given reasonably adequate prior written notice (in no event less than 120 days) of such manufacturing, sale, distribution, advertising or export to enable it to apply, if it so desires, for registration of the Trademarks in the New Foreign Territories or take such other action as Licensor reasonably determines to be necessary or advisable to protect Licensor's ownership of and right to use the Trademarks in the New Foreign Territories.

            2.4 Notwithstanding anything to the contrary contained herein, (i) Licensee shall, within one year after the Closing Date, remove all signs on the Owned Real Estate, the Leased Real Estate and on all machinery and equipment which use the Trademarks or otherwise associate such property with Coleman; and
(ii) Licensee shall be permitted to use such stationery forms, promotional brochures, advertising material and like items which contain the name "Coleman" as part of the corporate name of Coleman or of Licensee to the extent and only to the extent such forms, brochures, materials and the like were printed prior to the Closing Date; provided, however, Licensee will use its reasonable best efforts to cease such use of all such forms, brochures, materials and the like as promptly as possible after the Closing Date, and provided further that upon reprinting of any such materials the name "Coleman" shall be deleted except as specifically permitted pursuant to the terms of this License Agreement.

            2.5 Licensor hereby acknowledges receipt of a royalty from Licensee in respect of this License Agreement.

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      3. Ownership and Protection of Trademarks and Related Rights.

            3.1 Licensee acknowledges that the Trademarks are valid and owned by Licensor and that Licensor has the sole right to use the Trademarks to identify the Licensed Products. Licensee agrees not to challenge Licensor's title or any right of Licensor in and to the Trademarks or to make any claim or take any action adverse to Licensor's ownership of the Trademarks. Licensee further agrees that any rights arising from the use of the Trademarks by it shall inure to the benefit of Licensor. No right, title or interest in the Trademarks, except the right to use the Trademarks upon the terms and subject to the conditions of this License Agreement, is or will be transferred to Licensee by this License Agreement. Licensee shall not have the right to institute or settle Claims asserting or affecting rights to the Trademarks without the prior written approval of Licensor, which approval shall be granted or withheld within the sole discretion of Licensor. Licensee shall have no right to, and shall not, register any of the Composite Trademarks in the Licensed Territory or in any other jurisdiction.

            3.2 Licensee agrees to notify Licensor promptly if Licensee becomes aware of any uses of, or any applications or registrations for, a trademark or service mark that conflicts with any of the Trademarks; any acts of infringement or unfair competition involving any of the Trademarks; or any allegations or Claims, whether or not made in a lawsuit, that the use of
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any of the Trademarks by Licensor or Licensee infringes the trademark or service mark or other rights of any other Person.

            3.3 Licensor may, but shall not be required to, take whatever action Licensor, in its sole discretion, deems necessary or advisable to protect the Trademarks at Licensor's sole expense. Such action may include, without limitation, assuming responsibility at its own expense for the defense of any lawsuit challenging or affecting rights to the Trademarks, requiring Licensee to grant a royalty-free sublicense to settle litigation, and/or instituting litigation at its own expense to protect its rights to the Trademarks; provided, however, that Licensor shall not grant any sublicense that will have a material adverse effect on all of Licensee's rights hereunder. Should Licensor choose to take any action with respect to the Trademarks, Licensee shall comply with all reasonable requests for assistance in connection therewith. Any recovery as a result of such action shall belong solely to Licensor. Should Licensor decide not to take any action with respect to a Trademark, Licensee may request permission to take such action at its own expense (provided such action will not adversely affect such Trademark or impair the validity, enforceability and/or right of Licensor to use such Trademark), which permission shall not be unreasonably withheld by the Licensor.

            3.4 Licensee shall cooperate with Licensor, at Licensor's expense, in maintaining, renewing and protecting the Trademarks, which cooperation shall include, without limitation, providing specimens and other proofs of use and
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complying with Licensor's other reasonable requests. In the event Licensor decides not to take any action required to maintain or renew any registration for any Trademark, Licensee at its expense may take appropriate action to maintain or renew any such registration in the name of and at no cost to Licensor, and Licensor shall cooperate reasonably with Licensee, including, without limitation, by signing required documents, to allow Licensee to effect any such maintenance or renewal action provided that Licensor shall incur no liability to Licensee for its failure to maintain any registrations.

            3.5 Licensee agrees to defend, indemnify and hold Licensor harmless (in accordance with Article XI of the Purchase Agreement) from and against any Losses and Claims based upon, due to or arising out of any acts or omissions that may be committed or suffered by Licensee or any of its agents or employees in connection with Licensee's performance of this Agreement or in connection with the Licensed Products manufactured, sold, distributed or advertised by Licensee.

            3.6 On the terms and subject to the conditions of this License Agreement, Licensee may use the Trademarks and the Composite Trademarks in packaging, labels, advertising, promotions, trade show material and related materials, business cards, stationery, price lists, product catalogues, vehicle signs, dealer signs, brochures and other related materials (the "Materials") in connection with the manufacture, sale, distribution and advertising of the Licensed Products in the same manner as heretofore used by Licensee in the Business.

Any use of the Trademarks and the Composite Trademarks in Materials in a manner different from that specified in this Agreement shall require the prior written approval of Licensor which approval shall be within Licensor's sole discretion. Licensee shall submit copies of any Materials which use any of the Trademarks in a manner different from that specified in the first sentence of this Section 3.6 for written approval by Licensor. Upon approval of Materials pursuant to this
Section 3.6, Licensee shall have no obligation to re-submit the same prior to each subsequent use.

            3.7 Licensee shall cause to appear on the Licensed Products (to the extent practicable) and to appear legibly on all advertising and related Materials (but not business cards, stationery, dealer signs or telephone book listings (other than advertisements therein)) on which the Trademarks appear the following statement or such other statements as may be approved in writing by the Licensor:

                  (a) During the term specified in subsection 5.1(a) hereof:
"The trademark Coleman in Parallelogram with Lantern Logo is a registered trademark of The Coleman Company, Inc. used under license."

                  (b) During the terms specified in subsections 5.1(b) and 5.1(c) hereof: "Coleman is a registered trademark of The Coleman Company, Inc. used under license."

      4. Quality Control.

            4.1 All Licensed Products identified by the Trademarks and the Composite Trademarks shall meet the same

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standards of quality, style, appearance, efficacy, safety, design and workmanship, based upon the historical performance of RV Air Conditioners (collectively, "Quality Standards") in effect on the Closing Date.

            4.2 To control and monitor effectively the Quality Standards of the Licensed Products identified by the Trademarks and the Composite Trademarks, Licensor may inspect, upon reasonable advance notice and during regular business hours, any facilities operated by Licensee for the manufacture, sale and distribution of Licensed Products and may inspect the Licensed Products therein.

            4.3 If Licensor reasonably and in good faith determines that any Licensed Products manufactured, sold, distributed or advertised under the Trademarks or the Composite Trademarks do not meet the Quality Standards for such products provided in Section 4.1 hereof, Licensor shall notify Licensee in writing of such failure (the "Defect Notice"). If Licensee shall not have met such Quality standards and does not (i) take appropriate action to commence to cure such defect within thirty (30) days after receipt of the Defect Notice and
(ii) cure such defect by causing such Licensed Products to meet such Quality standards and provide documentation of such cure reasonably acceptable to Licensor within one hundred twenty (120) days after the receipt of the Defect Notice, Licensor may, by written notice to Licensee (the "Termination Notice"), cancel and terminate this License Agreement as to the Licensed Products specified in the Defect Notice which failed to meet the Quality Standards effective upon Licensee's receipt of the Termination Notice, whereupon Licensee will cease the manufacture, sale, distribution and/or advertising of the Licensed Products bearing the Trademarks or the Composite Trademarks which failed to meet the Quality Standards, and this License Agreement shall remain in full force and effect for all other Licensed Products other than those specified in the Termination Notice, provided that if there are three such terminations within any rolling five year period or if any single failure to meet the Quality Standards is so significant that it will have a material adverse effect on the goodwill associated with the Trademarks, then Licensor may cancel and terminate this License Agreement in whole, in all cases subject to any sell-though rights provided in Section 6.1 hereof. Licensor specifically acknowledges that, in addition to causing any such Licensed Products to meet the Quality Standards for such Licensed Product provided for in
Section 4.1 hereof, an election by Licensee permanently to cease the manufacture, sale, distribution and advertising of such Licensed Products bearing the Trademarks and Composite Trademarks shall constitute a cure under the provisions of this Section 4.3.

            4.4 Licensee shall at all times remain in compliance with applicable Domestic and foreign laws, ordinances, rules and regulations relating to the manufacture, sale, distribution and advertising of the Licensed Products.

            4.5 Licensee agrees that compliance with the Quality Standards set forth in Section 4.1 is a material and essential condition of this License Agreement and that the failure by Licensee to so comply or otherwise to take the actions required in this Article 4 in a timely manner shall constitute a material breach of this License Agreement.

      5. Duration and Termination.

            5.1 (a) The term of the license granted under this License Agreement shall be one (1) year with respect to the Coleman Parallelogram.

                  (b) The term of the license granted under this License Agreement shall be six (6) years with respect to the Coleman Name and Coleman in Script.

                  (c) The term of the license granted under this License Agreement shall be fifty (50) years with respect to the Coleman Name and Coleman in Script insofar as it is used as part of the Composite Trademarks, provided that if Licensee shall comply in all material respects with the terms and conditions of this License Agreement, the term granted pursuant to this subsection 5.1(c) shall be renewed automatically for an additional period of fifty (50) years.

                  (d) Each of the terms in subsections (a), (b) and (c) above are subject to Licensor's right to terminate this License Agreement as follows:

                        (i) If Licensee attempts to assign or transfer any of its rights or to delegate any of its duties under this License Agreement or attempts to sublicense its rights to use the Trademarks, in each case in violation of this

License Agreement, Licensor may terminate this License Agreement effective immediately upon giving notice to Licensee.

                        (ii) If Licensee becomes insolvent, files or has filed against it a petition in bankruptcy, seeks protection from its creditors or commits any other act of insolvency, Licensor, to the fullest extent permitted by law, may terminate this License Agreement immediately upon giving notice to Licensee.

                        (iii) If Licensee fails to meet the Quality Standards for Licensed Products as specified in Article 4 herein, Licensor may terminate this License Agreement pursuant to, and to the extent provided in, Section 4.3.

                        (iv) If Licensee fails to use any Trademark for a period of twelve (12) months, Licensee's right to use such Trademark shall be automatically terminated after which and without regard to any other agreement between Licensor and Licensee, Licensor may institute use thereof to thereby preserve the Trademark right.

                        (v) If Licensee fails to perform any material obligation or covenant contained in this License Agreement to be performed by it other, than as provided in Section 5.1(d)(i), (iii) or (iv) hereof, Licensor may terminate this License Agreement effective sixty (60) days after giving written notice of termination if Licensee fails to remedy any such breach or failure and provide documentation of such remedy reasonably acceptable to Licensor within such sixty (60) day period.

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      6. Duties upon Termination.

            6.1 Upon termination of this License Agreement for any cause, Licensee shall:

                  (i) not exercise or attempt to exercise any rights or privileges hereunder; and

                  (ii) immediately discontinue the use of all Trademarks and the Coleman Name and Coleman in Script in the Composite Trademarks in any form whatsoever; provided, however, that (a) upon expiration of the Term or upon termination of this License Agreement for any cause other than pursuant to
Section 5.1(d)(iii), Licensee shall be permitted for a period of nine (9) months (the "Sell-Through Period"), to use the Trademarks and the Coleman Name and Coleman in Script in the Composite Trademarks in connection with the sale and distribution of RV Air Conditioners and Licensed Products, respectively, through Licensee's customary channels of distribution and (b) upon termination of this License Agreement in whole pursuant to Section 5.1(d)(iii), Licensee shall be permitted to use the Trademarks and the Coleman Name and Coleman in Script in the Composite Trademarks for the Sell-Through Period in connection with the sale and distribution of RV Air Conditioners and Licensed Products, respectively (other than those which were the subject of the Defect Notice resulting in the termination) through Licensee's customary channels of distribution.

            6.2 Licensee acknowledges that its failure to cease use of the Trademarks and the Coleman Name and Coleman in

Script in the Composite Trademarks at the termination or expiration of this License Agreement as provided above will result in immediate and irreparable damage to Licensor. Licensee further acknowledges that its obligations under this License Agreement are unique, that money damages may not be an adequate remedy for the breach of such obligations, and that Licensor shall be entitled to injunctive relief if necessary to enforce this License Agreement or any provision hereof without the necessity of posting bond or any other security and Licensee hereby waives the requirement of bond or security in connection therewith.

      7. Power and Authority.

            7.1 Each party to this License Agreement hereby represents that: (i) it is a corporation duly formed, validly existing and in good standing under the laws of the state of its incorporation; (ii) it has full power and authority to execute this License Agreement and any and all documents which may be related, thereto; (iii) it has, to the extent necessary, obtained authorization from its Board of Directors to execute this License Agreement; and (iv) this License Agreement has been duly and validly executed and delivered by it and constitutes a valid and binding obligation of it, enforceable against it in accordance with its terms, except that (a) rights to indemnification may be limited by laws of any Governmental Entity; (b) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or other similar laws now or hereafter in effect relating to creditors' rights generally; and (c) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            7.2 Each party to this License Agreement represents that the execution and delivery of this License Agreement by such party will not (i) require such party to file or register with, or obtain any permit, authorization, consent or approval of any Governmental Entity, (ii) require such party to obtain any authorization, consent or approval of any other Person,
(iii) violate any provision of the Certificate of Incorporation or By-laws of such party, (iv) constitute a breach of the terms or conditions of, or constitute a default under, or violate, as the case may be, any material agreement, lease, mortgage, bond, indenture, loan, license or other document or undertaking to which such party is a party or by which such party is bound, or
(v) violate any order, writ, injunction or decree of any Governmental Entity by which such party is bound.

      8. Miscellaneous.

            8.1 Further Assurances. Each party shall at all times do, execute, acknowledge and/or deliver or cause to be done, executed, acknowledged and/or delivered such further acts, agreements, security agreements, registered user agreements and assurances as the other party may reasonably require for the purposes of this License Agreement.

            8.2 Exclusivity. Licensor shall not grant to any person any right or license inconsistent with this License Agreement.

            8.3 Remedies. Each party acknowledges that a breach of this License Agreement will cause irreparable damage to the other party, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, each party agrees that if it breaches any agreement contained herein, in addition to any other remedy which may be available at law or in equity, the other party shall be entitled to specific performance and injunctive relief without posting bond or security in any proceeding for specific performance or injunctive relief arising out of this License Agreement.

      9. Incorporation of Certain Terms of the Purchase Agreement.

            9.1 The provisions of Article XIII of the Purchase Agreement are hereby incorporated by reference as if fully set forth herein, provided that, for all purposes of this License Agreement, all references to "Sellers" in such provisions shall mean the Licensor and all references to "Buyer" in such provisions shall mean the Licensee.

      IN WITNESS WHEREOF, the parties hereto have duly executed this License Agreement on the date first above written.

COLEMAN R.V. PRODUCTS, INC.             THE COLEMAN COMPANY, INC.


By:  /s/ Melvin C. Adams                 By: /s/ Mark Wilson
     -----------------------------           -----------------------------
     Name:     Melvin C. Adams               Name:     Mark Wilson
     Title:    President                     Title:    Vice President

                                    EXHIBIT A

                                       to

                TRADEMARK LICENSE AGREEMENT (RV PRODUCTS) (U.S.)


                                COLEMAN IN SCRIPT

                                [GRAPHIC OMITTED]

                                    EXHIBIT B

                                       to

                TRADEMARK LICENSE AGREEMENT (RV PRODUCTS) (U.S.)


                                  COLEMAN NAME

United States Patent Office                                              973,159
                                                        Registered Nov. 20, 1973
--------------------------------------------------------------------------------

                               PRINCIPAL REGISTER
                                    Trademark


                      Ser. No. 406,422, filed Nov. 1, 1971


                                     COLEMAN


The Coleman Company, Inc. (Kansas corporation)
250 N. St. Francis Ave
Wichita, Kans. 67201

      For: BACKPACK FRAMES, BACKPACK SACKS, AND BACKPACK DAY PACKS, in CLASS 3 (INT. CL. 18).

      First use in or before September 1970; in commerce in or before September 1970.

      For: CAMPING TRAILERS, MOTORCYCLES AND AIR CONDITIONERS FOR VEHICLES, in CLASS 19 (INT. CL. 12).

      First use in or before September 1968; in commerce in or before September 1968.

      For BACKPACK GEAR -- NAMELY, BACKPACK SLEEPING BAGS, BACKPACK TENTS, AND BACKPACK FOAM SLEEPING PADS -- in Class 22 (INT. CL. 20).

      First use in or before September 1970; in commerce in or before September 1970.

M.B. SILEN, Examiner


* U.S. Classes 6, 21, and 34 in said registration are hereby cancelled. Signed and sealed 11th day of December 1979.

                         Certificate of Class Surrender

Reg. Nov. 20, 1973                                     Registration No. 973,159

                            The Coleman Company, Inc.

      It is hereby certified that The Coleman Company, Inc., owner of the above identified registration, has petitioned for the cancellation of U.S. Classes 6, 21, and 34; and

      Whereas, said surrender has been entered upon the records of the Patent and Trademark Office;

      Now, therefore, U.S. Classes 6, 21, and 34 in said registration are hereby cancelled.

      Signed and sealed this 11th day of December 1979.


[SEAL]


Attest:


/s/ Janie Cooksey                       /s/ Sidney A. Diamond

JANIE COOKSEY,                          SIDNEY A. DIAMOND,
Attesting Officer.                      Commissioner.


                                     NOTICE

This Registration will be canceled by the Commissioner of Patents at the end of six years following the date of registration, unless within one year next preceding the expiration of such six years, the registrant file in the Patent Office an affidavit showing that said mark is still in use or showing that its nonuse is due to special circumstances which excuse such nonuse and is not due to any intention to abandon.

                                    EXHIBIT C

                                       to

                TRADEMARK LICENSE AGREEMENT (RV PRODUCTS) (U.S.)


                              COLEMAN PARALLELOGRAM

United States Patent Office                                              972,133
                                                         Registered Nov. 6, 1973
--------------------------------------------------------------------------------

                               PRINCIPAL REGISTER
                                    Trademark

                      Ser. No. 406,423, filed Nov. 1, 1971

                                COLEMAN [LOGO]

The Coleman Company, Inc. (Kansas corporation)
250 N. St. Francis Ave.
Wichita, Kans. 67201

      For: BACKPACK FRAMES, BACKPACK SACKS, AND BACKPACK DAY PACKS, in CLASS 3 (INT. CL. 18).

      First use in or before September 1970; in commerce in or before September 1970.

      For: CAMPING TRAILERS, MOTORCYCLES AND AIR CONDITIONERS FOR VEHICLES, in CLASS 19 (INT. CL. 12).

      First use in or before September 1968; in commerce in or before September 1968.

      For BACKPACK GEAR -- NAMELY, BACKPACK SLEEPING BAGS, BACKPACK TENTS, AND BACKPACK FOAM SLEEPING PADS -- in Class 22 (INT. CL. 20).

      First use in or before September 1970; in commerce in or before September 1970.

      Owner of Reg. Nos. 862,566 and 862,555.

M.B. SILEN, Examiner


* U.S. Classes 6, 21, and 34 in said registration are hereby cancelled. Signed and sealed 11th day of December 1979.

                         Certificate of Class Surrender

Reg. Nov. 6, 1973                                      Registration No. 972,133

                            The Coleman Company, Inc.

      It is hereby certified that The Coleman Company, Inc., owner of the above identified registration, has petitioned for the cancellation of U.S. Classes 6, 21, and 34; and

      Whereas, said surrender has been entered upon the records of the Patent and Trademark Office;

      Now, therefore, U.S. Classes 6, 21, and 34 in said registration are hereby cancelled.

      Signed and sealed this 11th day of December 1979.


[SEAL]


Attest:


/s/ Janie Cooksey                       /s/ Sidney A. Diamond

JANIE COOKSEY,                          SIDNEY A. DIAMOND,
Attesting Officer.                      Commissioner.


                                     NOTICE

This Registration will be canceled by the Commissioner of Patents at the end of six years following the date of registration, unless within one year next preceding the expiration of such six years, the registrant file in the Patent Office an affidavit showing that said mark is still in use or showing that its nonuse is due to special circumstances which excuse such nonuse and is not due to any intention to abandon.